UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22005

Allspring Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Global Dividend Opportunity Fund (EOD)
Annual Report
October 31, 2023

The views expressed and any forward-looking statements are as of October 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Global Dividend Opportunity Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Global Dividend Opportunity Fund for the 12-month period that ended October 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.14%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.07%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 10.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.36%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 2.59%, the Bloomberg Municipal Bond Index6 gained 2.64%, and the ICE BofA U.S. High Yield Index7 returned 5.90%.
Despite high inflation and central bank rate hikes, markets rallied.
As the 12-month period began, stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)8 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
8
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2 | Allspring Global Dividend Opportunity Fund

Letter to shareholders (unaudited)
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, other data in March pointed to economic strength in the U.S., Europe, and China. China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and the eurozone all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and the ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI2, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring Global Dividend Opportunity Fund | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic
product (GDP)
growth—initially
estimated at 2.4%—and
U.S. annual inflation
easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth––initially estimated at 2.4%––and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent—higher-than-targeted inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
October was a tough month for stocks and bonds. Key global and domestic indexes all were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It is sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring Global Dividend Opportunity Fund

Letter to shareholders (unaudited)

Notice to Shareholders
• On November 15, 2023, the Fund announced a renewal of its open-market share repurchase program (the “Buyback
Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2024 and ending on December 31, 2024. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback
Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

• The Fund’s managed distribution plan provides for the declaration of quarterly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the
Fund may distribute long-term capital gains and/or return of capital to its shareholders in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the
Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

Allspring Global Dividend Opportunity Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.
Strategy summary
The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund allocates approximately 80% of its total assets to an equity sleeve comprised primarily of common stocks and other equity securities that offer above-average potential for current and/or future dividends. This sleeve invests normally in approximately 60 to 80 securities, broadly diversified among major sectors and regions. The sector and region weights are typically within+/- 5 percent of weights in the MSCI ACWI (Net)†. The remaining approximately 20% of the Fund’s total assets is allocated to a sleeve consisting of below investment grade (high yield) debt, loans, and preferred stocks. The Fund also employs an option strategy in an attempt to generate gains on call options written by the Fund.

Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA, Harindra de Silva, Ph.D, CFA, Vince Fioramonti, CFA, Chris Lee, CFA, Megan Miller, CFA, Michael J. Schueller, CFA

Average annual total returns (%) as of October 31, 2023[1]

	1 year	5 year	10 year
Based on market value	-8.16	5.97	3.78
Based on net asset value (NAV)	9.52	6.74	4.38
Global Dividend Opportunity Blended Index[2]	9.65	6.76	6.66
ICE BofA U.S. High Yield Constrained Index[3]	5.89	2.88	3.78
MSCI ACWI (Net)†	10.50	7.47	6.81
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s expense ratio for the year ended October 31, 2023, was 2.98% which includes 1.65% of interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
Source:  Allspring Funds Management, LLC. The Global Dividend Opportunity Blended Index is composed of 80% Morgan Stanley Capital International (MSCI) All Country
World Index (ACWI) (Net) and 20% ICE BofA U.S. High Yield Constrained Index. Prior to October 15, 2019, the Global Dividend Opportunity Blended Index was composed
65% of the MSCI ACWI (Net), 20% of the ICE BofA U.S. High Yield Constrained Index, and 15% of the ICE BofA Core Fixed Rate Preferred Securities Index. Prior to May 1,
2017, the Global Dividend Opportunity Blended Index was composed 65% of the MSCI ACWI (Net) and 35% of the ICE BofA Core Fixed Rate Preferred Securities Index. You
cannot invest directly in an index.

[3]
The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2023. ICE
Data Indices, LLC. All rights reserved.

†
The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of October 31, 2023[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the Global Dividend Opportunity Blended Index, ICE BofA U.S. High Yield Constrained
Index and MSCI ACWI (Net). The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Global Dividend Opportunity Fund | 7

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts and, as a result, small- and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. Debt securities are subject to credit risk and interest rate risk, and high-yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Derivatives involve risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities and/or indexes. As a writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similar risks are involved with writing call options or secured put options on individual securities and/or indexes held in the Fund’s portfolio. This combination of potentially limited appreciation and potentially unlimited depreciation over time may lead to a decline in the net asset value of the Fund. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 12.

8 | Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Overview
The Fund’s return based on market value was -8.16% for the 12-month period that ended October 31, 2023. During the same period, the Fund’s return based on its net asset value (NAV) was 9.52%. Based on both its market value and its NAV return, the Fund underperformed the Global Dividend Opportunity Blended Index for the period.
Global equities rebounded at 2022 year-end and through the first half of 2023.
Global equities rallied through the first half of 2023, supported by disinflationary trends, a robust labor market, resilient consumer spending, and expectations of a slowdown in rate hikes by central banks. Global equity markets overcame persistent inflation, rising interest rates, recession fears, a regional banking crisis, a Chinese economic downturn, stretched valuations, and narrow market leadership.
However, the MSCI ACWI (Net) finished lower during the third quarter, snapping a streak of three consecutive quarters of positive returns for the index. Beginning in August, global equity markets came under pressure from the “higher for longer” interest rate narrative from developed central banks, a spike in energy prices, a pullback in momentum for technology-focused stocks, escalating geopolitical tensions, and growing skepticism of a soft landing for many advanced economies. Over the 12-month period, global large caps outperformed small caps and growth outperformed value.

Ten largest holdings (%) as of October 31, 2023[1]
Microsoft Corp.	4.59
Apple, Inc.	3.46
ConocoPhillips	2.23
Broadcom, Inc.	2.19
Coca-Cola Co.	2.13
Alphabet, Inc. Class A	2.03
Amazon.com, Inc.	1.96
Walmart, Inc.	1.88
NVIDIA Corp.	1.78
Oaktree Specialty Lending Corp.	1.68

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
High yield and leveraged loans generated single-digit market returns overall.
U.S. high yield and leveraged loans performed well over the past 12 months as a modest uptick in yields was more than offset by strong interest income, tighter credit spreads, and limited defaults. As a result, high yield generated mid-single-digit total returns and leveraged loans generated high-single-digit returns over the period. Robust economic growth and a decelerating pace of inflation helped boost corporate fundamentals as companies remained profitable and generated strong cash flow. Credit rating migration remained positive as upgrades outpaced downgrades. Conversely, tighter monetary policy and higher base rates with the federal funds rate rising 225 basis points (bps; 100 bps equal 1.00%) to 5.5% put increasing pressure on marginal credits—particularly those with variable-rate bank funding. As a result, default rates pushed higher over the year, from 1% to about 2.3% as of October 31, 2023. Commodity-based sectors, such as energy, outperformed over the course of the year whereas higher-rated, longer-duration sectors, such as utilities, lagged. However, idiosyncratic dispersion across most sectors increased because of tighter financial conditions.

The option overlay* is a short-call strategy written on a portion of the Fund’s global equity allocation. The combined global equity and short option portfolio create a global covered call portfolio. Over the long run, a covered call strategy aims to add yield and lower risk compared with a passive allocation to equity. The option overlay is expected to add value in flat-to-down global equity markets and in above-average volatility environments.
The equity sleeve adapted to persistent inflation, central bank monetary tightening, and decelerating growth.
The strategy employs a blended approach between investing in higher-dividend-paying value stocks and low- or non-dividend-paying growth stocks. We continued to achieve a dividend that is 1.5 % to 2.0% higher than the benchmark. As inflation metrics rose, we reduced the strategy’s weighting in industries that are more economically exposed, as growth may be peaking amid central bank tightening. The strategy currently has an overweight in health care, which is typically a less economically sensitive sector. The strategy has a slight underweight in information technology (IT), where prospects related to cloud computing continue to grow. We continue to search for IT stocks that pay a dividend.
Health care, energy, and communication services detracted from relative performance.
Pfizer, Inc., declined 32% as the company significantly reduced sales expectations for its COVID-19 vaccine and therapeutics. Bristol-Myers Squibb** pulled back 19% from increased generic competition to its
*
The option overlay is compared with the option-only returns of the U.S.-based covered call benchmarks, the Chicago Board Options Exchange (CBOE) S&P 500 Buy Write (BXM) Index and the CBOE S&P 500 2% OTM Buy Write (BXY) Index. The BXM is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXY Index is a new index that uses the same methodology as BXM, but is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. The Fund’s options returns against notional exposure (50% of the equity exposure) are compared to the options-only return of these indices, calculated as the respective index return less the return of the S&P 500. The unadjusted BXM Index and BXY Index returned 7.27% and 10.06%, respectively, from October 31, 2022 to October 31, 2023. You cannot invest directly in an index.
**This security was no longer held at the end of the reporting period.

Allspring Global Dividend Opportunity Fund | 9

Performance highlights (unaudited)
immunotherapy and blood clot prevention franchises and a slower-than-expected launch of new cardiovascular drug treatments. Devon Energy fell 37% on disappointing earnings and management’s lower production and higher capital expenditures guidance. Meta Platforms surged 223% during the period, which detracted from relative performance as the Fund did not hold a position in the stock.
Sector allocation as of October 31, 2023[1]

18%
Financials
17%
Information technology
11%
Health care
9%
Communications
9%
Energy
8%
Consumer discretionary
8%
Industrials
4%
Consumer, cyclical
4%
Consumer staples
4%
Real estate
3%
Consumer, non-cyclical
3%
Utilities
2%
Materials

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
The high yield sleeve trailed the benchmark for the period.
The high yield portfolio underperformed the benchmark for the 12-month period. In October 2022, the portfolio was overweight electric generation, air transportation, and gas distribution and underweight telecom-wireline, gaming, and personal and household products. By rating, the Fund was overweight BBBs and Bs and underweight BBs and CCCs. The Fund was overweight to the less-than-five-years segment, and against the index, it was shorter duration, lower in yield, and tighter on spread.
Financials, industrials, and materials stocks contributed to relative performance.
3i Group plc, a U.K-based private equity firm, returned over 62% during the holding period. 3i Group’s lead investment, Action, is a European discount retailer that produced solid growth amid an environment of macroeconomic headwinds. nVent Electric plc, a global provider of electrical connection and protection solutions, rose over 33% during the period. nVent generated strong profit margins and earnings growth as the company’s best-in-class products and services are benefiting from long-term trends toward electrification, digitization, and sustainability. Fortescue Metals Group, a leading global miner of iron ore, surged over 63% during the period, supported by a rebound in iron ore prices and resilient demand from China.
The high yield sleeve received contributions from leisure, property and casualty, and transportation services.
For the 12-month period that ended October 2023, within the high yield sleeve, leisure, property and casualty, and transportation services were the strongest contributing sectors, while electric, brokerage/asset managers, and media/entertainment were the most detrimental sectors. Royal Caribbean Cruises, Fly Leasing, and The GEO Group were our best performers, while Enviva and Resolute Investment Managers (American Beacon) were the worst. Not holding Lumen Technologies was positive, while not holding Carvana hurt relative performance as it rallied in the index. By rating, our underweight to higher-quality BBs helped performance, while our overweight to BBBs and underweight to CCCs were detrimental. Our overweight to the less-than-three-year segment was a performance driver, while our overweight to seven years and out hurt.
At the end of October, the high yield sleeve remains shorter than the index—overweight only the one- to three-year segment. We favor single Bs over BBs and CCCs. By sector, the Fund is overweight electric generation, gas distribution, and recreation and travel and underweight telecom-wireline, chemicals, and software/services. Relative to the index, the Fund is short on duration, lower in yield, and tighter on spread.
Leverage had a positive impact.
The Fund’s use of leverage through bank borrowings had a positive impact on the NAV total return performance during this reporting period. As of October 31, 2023, the Fund had approximately 19% in leverage as a percent of total assets.
The option overlay added modest return to the Fund during a period of volatile equity performance. Global equity markets performed moderately during this period, with the MSCI ACWI (Net) returning 10.50%. The index had a strong start but declined nearly 12% from its highs in the past three months as investors remained concerned about inflation, the possible policy response, and the likelihood of a recession in 2024. Option-implied volatility reflected the market jitters during the period, oscillating in a large range from a low of 12.82 in September 2023 to a high of 26.52 in March 2023.
Recession risks are elevated as growth decelerates and credit conditions tighten.
As we enter the final quarter of 2023, the sharp rise in short-term rates appears to be taming inflation, but the lagged effects of central bank tightening are increasing the risk of a hard economic landing in Europe, China, and many emerging markets. Growth in the U.S. has remained resilient, but activity is weakening.

10 | Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)
Credit quality as of October 31, 2023[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Broad segments of the global economy continue to show signs of tilting toward, or already being in, a recession. Tighter credit conditions and stubborn inflation are persistently raising the costs for businesses and prices for consumers. Consumer spending has been resilient due to pent-up demand, but consumers are cutting back on bigger-ticket items and trading down for discounts. Supply chains are improving, but China’s economy has faltered and international trade is in decline. Geopolitical tensions are escalating rapidly in response to Russia’s ongoing invasion of Ukraine, China’s aggressive stance toward Taiwan, and the outbreak of war between Israel and Hamas.
For most of this rate hiking cycle, the Federal Reserve has been trying to convince the markets that interest rates would remain “higher for longer” to ensure inflation reaches its target rate. Additionally, developed central banks are progressing with “quantitative tightening,” reversing the central bank bond purchases undertaken to support global markets in 2020. Governments, corporations, investors, and individuals will all have to make significant adjustments in a higher interest rate environment.
While corporations in developed markets have generally been well positioned to endure higher interest rates, their earnings have been anemic. After three quarters in a row of falling earnings, it is likely the earnings recession will come to an end when third quarter earnings are reported. Although earnings momentum has improved, higher real yields, a stronger U.S. dollar, and higher energy prices are headwinds to earnings growth. With valuations at higher-than-average levels, it is difficult to expect an increase in market multiples, such as price/earnings ratios.
We currently anticipate volatile and range-bound global equity markets. While we are generally cautious, there are potential positive catalysts from decelerating inflation, a still-tight labor market, and improving corporate earnings. As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.
The outlook for U.S. high yield and leveraged loans is mixed. With both segments of the market yielding close to 10%, valuations appear attractive. Current yields provide considerable cushion for investors to weather higher price volatility and an uptick in defaults going forward. In addition, many high yield credits have successfully transitioned to a higher inflation, higher volatility, tighter monetary policy environment. Much success is due to well-funded balance sheets with low-cost debt. However, broad-based credit fundamentals are slowly eroding as tighter monetary policy and higher interest costs start to bite.
Geographic allocation as of October 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Default rates are expected to rise toward 4% to 6% over the next 12 to 24 months as the economy slows to below-trend growth while idiosyncratic dispersion is likely to remain high. Small to midsize borrowers heavily dependent on variable-rate bank debt are particularly vulnerable to economic shocks in this environment. Successfully navigating the market will be heavily dependent on deft security selection and deep credit analysis.
Looking forward, we expect investor uncertainty to continue, leading to higher implied volatility levels in the global option market. Higher levels of volatility could present a good opportunity for the option overlay strategy in the Fund.

Allspring Global Dividend Opportunity Fund | 11

Objective, strategies and risks (unaudited)
Objective, strategies and risks
Investment objective
The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital. The Fund’s investment objectives are non-fundamental policies and may be changed by the Trustees without prior approval of the Fund’s shareholders.
Principal investment strategies
The Fund allocates its assets between two separate investment strategies, or sleeves, equity and high yield. Under normal market conditions, the Fund allocates approximately 80% of its total assets to an equity sleeve comprised primarily of a diversified portfolio of common stocks of U.S. and non-U.S. companies and other equity securities that offer above-average potential for current and/or future dividends. The remaining 20% of the Fund’s total assets is allocated to a sleeve consisting of below investment-grade (high yield) debt securities, loans, and preferred stocks. The Fund also employs an option strategy in an attempt to generate gains on call options written by the Fund.
Equity Sleeve. The Fund’s equity sleeve invests normally in approximately 60 to 80 securities, broadly diversified among major sectors and regions. The sector and region weights are typically within+/- 5 percent of weights in the MSCI ACWI Index. Region weights are managed according to Wells Capital Management’s proprietary region classification. We target an overall portfolio dividend yield higher than that of the MSCI ACWI Index. The equity sleeve of the Fund may hold equity securities of companies of any size, including companies with large, medium, and small market capitalizations. The equity sleeve of the Fund may hold equity securities issued by domestic or foreign issuers, including emerging market issuers. The equity sleeve of the Fund will likely include primarily common stocks, although the Fund may also invest in preferred stocks, and securities convertible into or exchangeable for common stock, such as convertible preferred stocks.
Our approach is to lever the best attributes of quantitative tools and fundamental analysis. Our quantitative model casts a wide net to identify buy and sell candidates in our investment universe. Our fundamental overlay gives us the conviction that we need to build a portfolio that both targets high levels of income while still maintaining a broad-based, well-diversified exposure.
We employ a proprietary, quantitative model to evaluate all companies in the investment universe. The model draws from a factor library containing both cross-sectional and sector-specific factors. It seeks to identify companies that provide attractive dividend yields, but also have favorable quality characteristics and growth potential. The model is comprised of three unique factor groupings:  valuation, quality and momentum. The valuation factors identify companies that are undervalued relative to their peers; the quality factors identify companies with strong management and profitability; and the momentum factors identify companies that have market support and positive investor sentiment. The factor composition of the model is reviewed and refreshed each quarter through a dynamic process called re-specification. The process enhances the predictive power of the model by considering recent changes in the underlying drives of stock price movement.
As previously mentioned, the investment approach combines the objectivity and repeatability of quantitative modeling with a qualitative review and validation of every stock that is added to the portfolio. The qualitative review helps us build conviction in the positions that we put into the portfolio by considering data that is more difficult to process and consume systematically in a timely fashion. We use additional sources of information such as news sentiment data, research reports, short interest data and a multitude of other resources to uncover nuances within companies that a traditional systematic strategy may not identify. Through this analysis we seek to verify that the financials driving the quantitative model reflect the true prospects of the business, identify non-quantifiable opportunities and the risks in companies, and avoid value traps (which are ever-present risk in dividend strategies).
Material Changes During the Fiscal Year ended October 31, 2023:  There were no material changes to the equity sleeve during the fiscal year ended October 31, 2023.
High Yield Sleeve. Under normal market conditions, the Fund allocates approximately 20% of its total assets to an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds (including convertible bonds), debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below if 20% of the sleeve’s assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades.
The sleeve will not invest more than 20% of its total assets in convertible instruments (convertible bonds and preferred stocks). The sleeve may invest up to 10% of its total assets in U.S. dollar–denominated securities of foreign issuers, excluding emerging markets securities.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating that the portfolio managers believe is most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The sleeve may invest in securities with a broad range of maturities.
The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic

12 | Allspring Global Dividend Opportunity Fund

Objective, strategies and risks (unaudited)
and issuer specific factors in selecting securities for the high yield sleeve. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
Material Changes During the Fiscal Year ended October 31, 2023:  There were no material changes to the high yield sleeve during the fiscal year ended October 31, 2023.
Option Strategy. The Fund also employs an option strategy in an attempt to generate gains from the premiums on call options written by it on selected U.S. and non-U.S.-based securities indices, on exchange-traded funds providing returns based on certain indices, countries, or market sectors, and, to a lesser extent, on futures contracts and individual securities. The Fund may write covered call options or secured put options on individual securities and/or indexes. The Fund may also purchase call or put options.
The Fund may write call options with an aggregate net notional amount of up to 50% of the value of the equity sleeve’s total assets. The extent of the Fund’s use of written call options will vary over time based, in part, on our assessment of market conditions, pricing of options, related risks, and other factors. The Fund will limit option writing to an aggregate net notional amount less than the value of the Fund’s equity securities in order to allow the Fund potentially to benefit from capital gains on its equity sleeve. The aggregate net notional amount of the open option positions sold by the Fund will never exceed the market value of the Fund’s equity investments. For these purposes, the Fund treats options on indices as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. At any time we may limit, or temporarily suspend, the option strategy.
We will attempt to maintain for the Fund written call option positions on equity indices whose price movements, taken in the aggregate, correlate to some degree with the price movements of some or all of the equity securities held in the Fund’s equity sleeve. The Fund may write index call options that are “European style” options, meaning that the options may be exercised only on the expiration date of the option. The Fund also may write index call options that are “American style” options, meaning that the options may be exercised at any point up to and including the expiration date. The Fund expects to use primarily listed/ exchange-traded options contracts and may also use unlisted (or “over-the-counter”) options.
We will actively manage the Fund’s options positions using a proprietary quantitative and statistical analysis in an attempt to identify option transactions for the Fund that produce attractive current income for the Fund with appropriate limitations on the potential losses to the Fund from those transactions. We may attempt to preserve for the Fund the potential to realize a portion of any increases in the values of its portfolio securities by writing options that are out-of-the-money (that is, whose strike price is higher than the current market value or level of the underlying index), by limiting the amount of options the Fund writes, and by attempting, through use of quantitative and statistical analysis, to identify options that are likely to provide current income without undue risk of an untimely exercise.
Material Changes During the Fiscal Year ended October 31, 2023:  There were no material changes to the option sleeve during the fiscal year ended October 31, 2023.
The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, we may make adjustments to the weighting of each investment strategy. Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.

Allspring Global Dividend Opportunity Fund | 13

Objective, strategies and risks (unaudited)
The Fund currently utilizes leverage principally through bank borrowings. The Fund may also enter into transactions including, among others, options, futures and forward contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of leverage. The Fund may use some or all of these transactions from time to time in the management of its portfolio, for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return. There can be no assurance that the Fund will enter into any such transactions at any particular time or under any specific circumstances. By using leverage, the Fund seeks to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that the leveraging strategies employed by the Fund, will be successful, and such strategies can result in losses to the Fund.
The investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Other investment techniques and strategies
As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Real Estate Investment Trusts. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.
Loans. The high yield sleeve of the Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the sleeve invests primarily consist of direct obligations of a borrower. The high yield sleeve of the Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the high yield sleeve of the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.
Derivatives. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “derivatives.” The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.
The Fund may use a variety of other derivative instruments (including both long and short positions) for hedging purposes, to adjust portfolio

14 | Allspring Global Dividend Opportunity Fund

Objective, strategies and risks (unaudited)
characteristics, or more generally for purposes of attempting to increase the Fund’s investment return, including, for example, buying and selling call and put options, buying and selling futures contracts and options on futures contracts, and entering into forward contracts and swap agreements with respect to securities, indices, and currencies. There can be no assurance that the Fund will enter into any such transaction at any particular time or under any specific circumstances.
With respect to the high yield sleeve, investments in derivatives are limited to 10% of the sleeve’s total assets in futures and options on securities and indices and in other derivatives. In addition, the sleeve may enter into interest rate swap transactions with respect to the total amount the high yield sleeve is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction.
The high yield sleeve does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the sleeve uses derivatives for non-hedging purposes, no more than 3% of the sleeve’s total assets will be committed to initial margin for derivatives for such purposes. The sleeve may use derivatives for a variety of purposes, including as a hedge against adverse changes in securities market prices or interest rates and as a substitute for purchasing or selling securities.
Futures Contracts. In addition to the strategies described above, the Fund may purchase or sell futures contracts on foreign securities indices and other assets. The Fund may use futures contracts for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return.
Other Investment Companies. The Fund may invest in shares of other affiliated or unaffiliated open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds (“ETFs”), UCITS funds (pooled investment vehicles established in accordance with the Undertaking for Collective Investment in Transferable Securities adopted by European Union member states) and business development companies. The Fund may invest in securities of other investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, the rules and regulations thereunder and any exemptive relief currently or in the future available to a Fund.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities, because it avoids certain market risks and transaction costs. At the time the Fund enters into a reverse repurchase agreement, it will segregate cash or other liquid assets having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that the value of such segregated assets continues to be equal to or greater than the repurchase price. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.
Private Placements. The Fund may invest in private placements and other “restricted” securities. Private placement securities are securities sold in offerings that are exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). They are generally eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other restricted securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144A), and may not be readily marketable because they are subject to legal or contractual delays in or restrictions on resale. Because there may be relatively few potential qualified purchasers for such securities, especially under adverse market or economic conditions, or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. Delay or difficulty in selling such securities may result in a loss to the Fund.
Securities Lending. While not currently engaged in securities lending, the Fund retains the ability to do so in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or

Allspring Global Dividend Opportunity Fund | 15

Objective, strategies and risks (unaudited)
gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Principal risks
An investment in the Fund may lose money, is not a deposit of a bank, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, inflation, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investing in equity securities poses risks specific to an issuer, as well as to the particular type of company issuing the equity securities. For example, investing in the equity securities of small- or mid-capitalization companies can involve greater risk than is customarily associated with investing in stocks of larger, more-established companies. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments. Negative news or a poor outlook for a particular industry or sector can cause the share prices of securities of companies in that industry or sector to decline. This risk may be heightened for a Fund that invests a substantial portion of its assets in a particular industry or sector.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks, such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. The credit quality of a debt security may deteriorate rapidly and cause significant deterioration in the Fund’s net asset value. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity Fund investments and an increase in Fund redemptions.

16 | Allspring Global Dividend Opportunity Fund

Objective, strategies and risks (unaudited)
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Growth/Value Investing Risk. Securities that exhibit certain characteristics, such as growth characteristics or value characteristics, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities that exhibit different characteristics.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks to the Fund. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful.
Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities, and there may at times not be a liquid secondary market for certain options.
Quantitative Model Risk. Funds that are managed according to a quantitative model can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns.
Anti-takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time. The Fund’s shares are designed primarily for long-term investors, and the Fund should not be viewed as a vehicle for short-term trading purposes.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. A Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or reference rates, as well as the

Allspring Global Dividend Opportunity Fund | 17

Objective, strategies and risks (unaudited)
derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or reference rates, and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are, therefore, more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.
Foreign Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.
Fund Distributions Risk. The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its investments in equity securities as well as the gains the Fund receives from writing options and using other derivative instruments, selling portfolio securities, and on the interest payments on debt securities held by the Fund, each of which can vary widely over the short and long term. The dividend and interest income from the Fund’s investments in equity and debt securities will be influenced by both general economic activity and issuer specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. A decline in prevailing market interest rates would likely result in a decrease in shareholders’ income from the Fund. In addition, because of the variable tax treatment of the Fund’s positions in options (mark-to-market treatment for gains or losses from options that qualify as “section 1256 contracts” and short-term capital gain or loss treatment generally for other options), and because of limits on the number of long-term capital gains distributions that the Fund may make in a year, distributions from the Fund may also be variable. There can be no assurance as to any level of short-term or long-term capital gains distributions or as to any ratio of quarterly distributions to capital gain distributions. Moreover, because it will not be possible to determine the nature or character of the Fund’s distributions until the end of its taxable year, it is possible that a portion of the Fund’s distributions may constitute returns of capital that are not currently includible in income, but that reduce a shareholder’s tax basis in his or her shares. Further, certain of the Fund’s call writing activities and investments in futures contracts and foreign currency contracts may affect the character, timing, and recognition of income and could cause the Fund to liquidate other investments and distribute more in gains in order to satisfy its distribution requirements.
Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.
Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund’s preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.
Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the

18 | Allspring Global Dividend Opportunity Fund

Objective, strategies and risks (unaudited)
Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Preferred Stock Risk. The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.
REIT Risk. REITs involve certain unique risks in addition to those of investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of non-payment or default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a more limited volume, and may be subject to more abrupt or erratic price movements than other types of securities. Mortgage REITs are also subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce a REIT’s returns to the Fund or the value of the Fund’s investment in the REIT because the REIT may have to reinvest that money at lower prevailing interest rates. Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.
Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies. Smaller companies may have no or relatively short operating histories, limited financial resources or may have recently become public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Allspring Global Dividend Opportunity Fund | 19

Portfolio of investments—October 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 96.76%
Australia: 0.80%
Fortescue Metals Group Ltd. (Materials, Metals & mining)	109,381	$1,556,034
Brazil: 1.22%
BB Seguridade Participacoes SA (Financials, Insurance)	392,369	2,393,865
Canada: 2.49%
Open Text Corp. (Information technology, Software)	69,726	2,327,971
Pembina Pipeline Corp. (Energy, Oil, gas & consumable fuels)	82,720	2,545,873
		4,873,844
China: 1.81%
China Construction Bank Corp. Class H (Financials, Banks)	2,823,000	1,596,570
China Medical System Holdings Ltd. (Health care, Pharmaceuticals)	1,212,000	1,938,106
		3,534,676
France: 4.08%
AXA SA (Financials, Insurance)	91,035	2,697,406
BNP Paribas SA (Financials, Banks)	41,752	2,400,907
Publicis Groupe SA (Communication services, Media)	37,819	2,879,663
		7,977,976
Germany: 0.86%
Bayerische Motoren Werke AG (Consumer discretionary, Automobiles)	17,993	1,673,427
Hong Kong: 0.89%
Lenovo Group Ltd. (Information technology, Technology hardware, storage & peripherals)	1,504,000	1,750,252
Ireland: 1.30%
nVent Electric PLC (Industrials, Electrical equipment)	52,891	2,545,644
Japan: 5.54%
Hitachi Ltd. (Industrials, Industrial conglomerates)	50,600	3,207,361
Honda Motor Co. Ltd. (Consumer discretionary, Automobiles)	292,800	3,000,840
Panasonic Holdings Corp. (Consumer discretionary, Household durables)	228,800	2,007,375
Sompo Holdings, Inc. (Financials, Insurance)	60,600	2,625,189
		10,840,765
Luxembourg: 0.00%
Intelsat Emergence SA (Communication services, Diversified telecommunication services)♦†	13	0
Netherlands: 3.41%
ING Groep NV (Financials, Banks)	166,682	2,136,950
Signify NV (Industrials, Electrical equipment)144A	80,329	2,082,355
Stellantis NV (Consumer discretionary, Automobiles)	131,177	2,450,694
		6,669,999
The accompanying notes are an integral part of these financial statements.
20 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2023

	Shares	Value
South Korea: 2.26%
Samsung Electronics Co. Ltd. (Information technology, Technology hardware, storage & peripherals)	34,130	$1,698,816
SK Telecom Co. Ltd. (Communication services, Wireless telecommunication services)	74,394	2,712,921
		4,411,737
Spain: 1.07%
CaixaBank SA (Financials, Banks)	515,618	2,096,266
Switzerland: 2.21%
Novartis AG (Health care, Pharmaceuticals)	28,371	2,656,080
Sandoz Group AG (Health care, Pharmaceuticals)†	63,768	1,657,905
		4,313,985
Taiwan: 0.79%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Information technology, Semiconductors & semiconductor equipment)	18,017	1,555,047
United Kingdom: 6.41%
3i Group PLC (Financials, Capital markets)	103,137	2,431,720
Barratt Developments PLC (Consumer discretionary, Household durables)	315,854	1,592,913
HSBC Holdings PLC (Financials, Banks)	255,180	1,842,506
Man Group PLC (Financials, Capital markets)	830,824	2,221,321
Shell PLC (Energy, Oil, gas & consumable fuels)	78,548	2,531,353
SSE PLC (Utilities, Electric utilities)	96,517	1,918,136
		12,537,949
United States: 61.62%
Adobe, Inc. (Information technology, Software)†#	5,280	2,809,277
AGCO Corp. (Industrials, Machinery)#	17,579	2,015,608
Alphabet, Inc. Class A (Communication services, Interactive media & services)†#	31,950	3,964,356
Amazon.com, Inc. (Consumer discretionary, Broadline retail)†#	28,775	3,829,665
Amgen, Inc. (Health care, Biotechnology)#	6,952	1,777,626
Apple, Inc. (Information technology, Technology hardware, storage & peripherals)#	39,680	6,776,154
Ares Capital Corp. (Financials, Capital markets)#	139,927	2,653,016
AT&T, Inc. (Communication services, Diversified telecommunication services)#	160,782	2,476,043
Blackstone Secured Lending Fund (Financials, Capital markets)#	59,088	1,617,239
Bristow Group, Inc. (Energy, Energy equipment & services)†	3,653	95,489
Brixmor Property Group, Inc. (Real estate, Retail REITs)#	101,320	2,106,443
Broadcom, Inc. (Information technology, Semiconductors & semiconductor equipment)#	5,101	4,291,828
Cencora, Inc. (Health care, Health care providers & services)#	10,758	1,991,844
Cisco Systems, Inc. (Information technology, Communications equipment)#	44,931	2,342,253
Citigroup, Inc. (Financials, Banks)#	64,062	2,529,808
Coca-Cola Co. (Consumer staples, Beverages)#	73,817	4,169,922
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 21

Portfolio of investments—October 31, 2023

	Shares	Value
United States(continued)
Comcast Corp. Class A (Communication services, Media)#	46,872	$1,935,345
ConocoPhillips (Energy, Oil, gas & consumable fuels)#	36,785	4,370,058
Corebridge Financial, Inc. (Financials, Financial services)#	108,981	2,179,620
Dell Technologies, Inc. Class C (Information technology, Technology hardware, storage & peripherals)#	28,802	1,927,142
Devon Energy Corp. (Energy, Oil, gas & consumable fuels)#	58,360	2,717,825
Eli Lilly & Co. (Health care, Pharmaceuticals)	4,864	2,694,316
Ferguson PLC (Industrials, Trading companies & distributors)	16,476	2,474,695
General Motors Co. (Consumer discretionary, Automobiles)#	78,378	2,210,260
Gilead Sciences, Inc. (Health care, Biotechnology)#	28,289	2,221,818
Intuitive Surgical, Inc. (Health care, Health care equipment & supplies)†	8,736	2,290,754
Johnson & Johnson (Health care, Pharmaceuticals)	16,996	2,521,187
KLA Corp. (Information technology, Semiconductors & semiconductor equipment)	6,865	3,224,490
McDonald’s Corp. (Consumer discretionary, Hotels, restaurants & leisure)	7,849	2,057,772
Microsoft Corp. (Information technology, Software)	26,566	8,982,230
NVIDIA Corp. (Information technology, Semiconductors & semiconductor equipment)	8,560	3,490,768
Oaktree Specialty Lending Corp. (Financials, Capital markets)	173,273	3,292,187
Owens Corning (Industrials, Building products)	13,271	1,504,533
Pfizer, Inc. (Health care, Pharmaceuticals)	76,286	2,331,300
Procter & Gamble Co. (Consumer staples, Household products)	19,423	2,914,033
Reliance Steel & Aluminum Co. (Materials, Metals & mining)	8,253	2,099,398
Simon Property Group, Inc. (Real estate, Retail REITs)	23,812	2,616,701
Tesla, Inc. (Consumer discretionary, Automobiles)†	6,690	1,343,620
U.S. Bancorp (Financials, Banks)	74,884	2,387,302
UnitedHealth Group, Inc. (Health care, Health care providers & services)	5,875	3,146,415
VICI Properties, Inc. (Real estate, Specialized REITs)	87,182	2,432,378
Walmart, Inc. (Consumer staples, Consumer staples distribution & retail)	22,462	3,670,515
Weyerhaeuser Co. (Real estate, Specialized REITs)	70,525	2,023,362
		120,506,595
Total common stocks (Cost $169,550,809)		189,238,061

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 19.34%
United States: 19.34%
Aethon United BR LP/Aethon United Finance Corp. (Energy, Oil & gas)144A	8.25%	2-15-2026	$365,000	362,569
Allied Universal Holdco LLC/Allied Universal Finance Corp. (Consumer, non-cyclical, Commercial services)144A	6.00	6-1-2029	355,000	256,487
Allied Universal Holdco LLC/Allied Universal Finance Corp. (Consumer, non-cyclical, Commercial services)144A	6.63	7-15-2026	200,000	187,300
AmWINS Group, Inc. (Financial, Insurance)144A	4.88	6-30-2029	315,000	269,653
The accompanying notes are an integral part of these financial statements.
22 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
United States(continued)
Arches Buyer, Inc. (Communications, Internet)144A	4.25%	6-1-2028	$175,000	$144,952
Arches Buyer, Inc. (Communications, Internet)144A	6.13	12-1-2028	290,000	234,239
AssuredPartners, Inc. (Financial, Insurance)144A	5.63	1-15-2029	270,000	229,049
AthenaHealth Group, Inc. (Technology, Software)144A	6.50	2-15-2030	160,000	130,759
B&G Foods, Inc. (Consumer, non-cyclical, Food)	5.25	9-15-2027	90,000	74,071
B&G Foods, Inc. (Consumer, non-cyclical, Food)144A	8.00	9-15-2028	390,000	380,052
Bath & Body Works, Inc. (Consumer, cyclical, Retail)144A	6.63	10-1-2030	175,000	162,014
Berry Global, Inc. (Industrial, Packaging & containers)144A	5.63	7-15-2027	310,000	295,903
Bristow Group, Inc. (Energy, Oil & gas services)144A	6.88	3-1-2028	380,000	351,975
BroadStreet Partners, Inc. (Financial, Insurance)144A	5.88	4-15-2029	455,000	396,693
Buckeye Partners LP (Energy, Pipelines)	5.85	11-15-2043	200,000	141,336
Cablevision Lightpath LLC (Communications, Internet)144A	3.88	9-15-2027	145,000	117,952
Cablevision Lightpath LLC (Communications, Internet)144A	5.63	9-15-2028	130,000	97,277
Camelot Return Merger Sub, Inc. (Industrial, Building materials)144A	8.75	8-1-2028	415,000	387,498
Carnival Holdings Bermuda Ltd. (Consumer, cyclical, Leisure time)144A	10.38	5-1-2028	335,000	357,182
Catalent Pharma Solutions, Inc. (Consumer, non-cyclical, Healthcare- services)144A	5.00	7-15-2027	245,000	218,626
CCM Merger, Inc. (Consumer, cyclical, Entertainment)144A	6.38	5-1-2026	660,000	624,741
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)144A	4.25	1-15-2034	760,000	548,950
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)144A	4.50	8-15-2030	825,000	661,514
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)	4.50	5-1-2032	75,000	57,412
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)144A	5.00	2-1-2028	25,000	22,448
Chart Industries, Inc. (Industrial, Machinery-diversified)144A	7.50	1-1-2030	50,000	49,099
Chart Industries, Inc. (Industrial, Machinery-diversified)144A	9.50	1-1-2031	85,000	87,547
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services)144A	5.25	5-15-2030	165,000	117,175
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services)144A	6.00	1-15-2029	10,000	7,575
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services)144A	8.00	3-15-2026	125,000	114,257
Churchill Downs, Inc. (Consumer, cyclical, Entertainment)144A	4.75	1-15-2028	390,000	349,255
Churchill Downs, Inc. (Consumer, cyclical, Entertainment)144A	6.75	5-1-2031	50,000	46,125
Cinemark USA, Inc. (Consumer, cyclical, Entertainment)144A	5.25	7-15-2028	140,000	120,915
Cinemark USA, Inc. (Consumer, cyclical, Entertainment)144A	5.88	3-15-2026	75,000	71,215
Cinemark USA, Inc. (Consumer, cyclical, Entertainment)144A	8.75	5-1-2025	135,000	136,423
Clear Channel Outdoor Holdings, Inc. (Communications, Advertising)144A	7.50	6-1-2029	170,000	123,741
Clear Channel Outdoor Holdings, Inc. (Communications, Advertising)144A	9.00	9-15-2028	160,000	155,837
Clearwater Paper Corp. (Industrial, Packaging & containers)144A	5.38	2-1-2025	380,000	383,420
Cloud Software Group, Inc. (Technology, Software)144A	6.50	3-31-2029	180,000	158,031
Cloud Software Group, Inc. (Technology, Software)144A	9.00	9-30-2029	190,000	161,801
Clydesdale Acquisition Holdings, Inc. (Industrial, Packaging & containers)144A	8.75	4-15-2030	340,000	271,007
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 23

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
United States(continued)
CommScope, Inc. (Communications, Telecommunications)144A	4.75%	9-1-2029	$100,000	$68,250
CommScope, Inc. (Communications, Telecommunications)144A	6.00	3-1-2026	255,000	214,195
Cooper Tire & Rubber Co. (Consumer, cyclical, Auto parts & equipment)	7.63	3-15-2027	190,000	184,659
CoreCivic, Inc. (Consumer, non-cyclical, Commercial services)	8.25	4-15-2026	675,000	683,389
CQP Holdco LP/BIP-V Chinook Holdco LLC (Energy, Pipelines)144A	5.50	6-15-2031	340,000	295,715
Crocs, Inc. (Consumer, cyclical, Apparel)144A	4.13	8-15-2031	100,000	75,996
Crocs, Inc. (Consumer, cyclical, Apparel)144A	4.25	3-15-2029	270,000	221,400
CSC Holdings LLC (Communications, Media)144A	4.63	12-1-2030	225,000	114,102
CSC Holdings LLC (Communications, Media)144A	5.75	1-15-2030	175,000	91,555
CSC Holdings LLC (Communications, Media)144A	11.25	5-15-2028	200,000	190,763
Dave & Buster’s, Inc. (Consumer, cyclical, Retail)144A	7.63	11-1-2025	75,000	74,438
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. (Communications, Media)144A	5.88	8-15-2027	95,000	83,242
DISH Network Corp. (Communications, Media)144A	11.75	11-15-2027	140,000	138,678
DT Midstream, Inc. (Energy, Pipelines)144A	4.13	6-15-2029	75,000	64,486
DT Midstream, Inc. (Energy, Pipelines)144A	4.38	6-15-2031	275,000	228,376
Emerald Debt Merger Sub LLC (Industrial, Building materials)144A	6.63	12-15-2030	255,000	242,569
Enact Holdings, Inc. (Financial, Diversified financial services)144A	6.50	8-15-2025	585,000	574,622
Encino Acquisition Partners Holdings LLC (Energy, Oil & gas)144A	8.50	5-1-2028	475,000	463,125
EnLink Midstream LLC (Energy, Pipelines)144A	6.50	9-1-2030	270,000	259,165
EnLink Midstream Partners LP (Energy, Pipelines)	5.05	4-1-2045	180,000	129,041
EnLink Midstream Partners LP (Energy, Pipelines)	5.60	4-1-2044	200,000	157,250
Enviva Partners LP/Enviva Partners Finance Corp. (Energy, Energy- alternate sources)144A	6.50	1-15-2026	913,000	641,382
FirstCash, Inc. (Consumer, cyclical, Retail)144A	4.63	9-1-2028	225,000	197,348
Ford Motor Co. (Consumer, cyclical, Auto manufacturers)	3.25	2-12-2032	125,000	94,344
Ford Motor Co. (Consumer, cyclical, Auto manufacturers)	4.75	1-15-2043	190,000	131,980
Ford Motor Credit Co. LLC (Consumer, cyclical, Auto manufacturers)	4.39	1-8-2026	285,000	270,152
Fortress Transportation & Infrastructure Investors LLC (Industrial, Trucking & leasing)144A	5.50	5-1-2028	245,000	222,782
Fortress Transportation & Infrastructure Investors LLC (Industrial, Trucking & leasing)144A	6.50	10-1-2025	242,000	239,608
G-III Apparel Group Ltd. (Consumer, cyclical, Distribution/wholesale)144A	7.88	8-15-2025	375,000	371,570
Gray Escrow II, Inc. (Communications, Media)144A	5.38	11-15-2031	675,000	425,420
Gray Television, Inc. (Communications, Media)144A	4.75	10-15-2030	275,000	176,313
Hanesbrands, Inc. (Consumer, cyclical, Apparel)144A	4.88	5-15-2026	125,000	114,852
Harvest Midstream I LP (Energy, Pipelines)144A	7.50	9-1-2028	150,000	142,133
HAT Holdings I LLC/HAT Holdings II LLC (Financial, REITS)144A	3.38	6-15-2026	80,000	70,417
HAT Holdings I LLC/HAT Holdings II LLC (Financial, REITS)144A	6.00	4-15-2025	65,000	63,161
Hawaiian Airlines Pass-Through Certificates Series 2013-1 Class A (Consumer, cyclical, Airlines)	3.90	1-15-2026	149,420	135,530
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. (Consumer, cyclical, Airlines)144A	5.75	1-20-2026	210,000	155,163
Hess Midstream Operations LP (Energy, Pipelines)144A	5.50	10-15-2030	85,000	77,163
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas)144A	5.75	2-1-2029	215,000	193,560
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas)144A	6.00	4-15-2030	30,000	26,633
The accompanying notes are an integral part of these financial statements.
24 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
United States(continued)
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas)144A	6.00%	2-1-2031	$100,000	$87,597
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas)144A	6.25	11-1-2028	150,000	140,241
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas)144A	6.25	4-15-2032	30,000	26,199
HUB International Ltd. (Financial, Insurance)144A	5.63	12-1-2029	105,000	90,428
HUB International Ltd. (Financial, Insurance)144A	7.25	6-15-2030	35,000	34,141
IQVIA, Inc. (Consumer, non-cyclical, Healthcare-services)144A	6.50	5-15-2030	430,000	417,100
Iron Mountain, Inc. (Financial, REITS)144A	4.50	2-15-2031	230,000	188,136
Iron Mountain, Inc. (Financial, REITS)144A	5.25	7-15-2030	270,000	234,380
Kinetik Holdings LP (Energy, Pipelines)144A	5.88	6-15-2030	245,000	224,800
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (Financial, REITS)144A	4.25	2-1-2027	155,000	135,406
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (Financial, REITS)144A	5.25	10-1-2025	265,000	251,902
LBM Acquisition LLC (Consumer, cyclical, Retail)144A	6.25	1-15-2029	95,000	75,050
Live Nation Entertainment, Inc. (Consumer, cyclical, Entertainment)144A	3.75	1-15-2028	140,000	122,360
Live Nation Entertainment, Inc. (Consumer, cyclical, Entertainment)144A	5.63	3-15-2026	135,000	129,288
LPL Holdings, Inc. (Financial, Diversified financial services)144A	4.38	5-15-2031	135,000	113,066
LSF9 Atlantis Holdings LLC/Victra Finance Corp. (Consumer, cyclical, Retail)144A	7.75	2-15-2026	400,000	361,031
Macy’s Retail Holdings LLC (Consumer, cyclical, Retail)144A	5.88	4-1-2029	255,000	224,808
Macy’s Retail Holdings LLC (Consumer, cyclical, Retail)144A	6.13	3-15-2032	265,000	218,853
Match Group Holdings II LLC (Communications, Internet)144A	5.63	2-15-2029	695,000	627,350
McAfee Corp. (Technology, Computers)144A	7.38	2-15-2030	110,000	87,997
Michaels Cos., Inc. (Consumer, cyclical, Retail)144A	7.88	5-1-2029	260,000	144,950
MPH Acquisition Holdings LLC (Consumer, non-cyclical, Commercial services)144A	5.75	11-1-2028	370,000	275,805
MPT Operating Partnership LP/MPT Finance Corp. (Financial, REITS)	3.50	3-15-2031	75,000	45,469
Nabors Industries Ltd. (Energy, Oil & gas)144A	7.50	1-15-2028	205,000	181,056
Nabors Industries, Inc. (Energy, Oil & gas)144A	7.38	5-15-2027	245,000	227,779
Nationstar Mortgage Holdings, Inc. (Financial, Diversified financial services)144A	5.00	2-1-2026	240,000	223,079
Nationstar Mortgage Holdings, Inc. (Financial, Diversified financial services)144A	6.00	1-15-2027	165,000	153,371
Navient Corp. (Financial, Diversified financial services)	5.00	3-15-2027	135,000	118,575
Navient Corp. (Financial, Diversified financial services)	5.88	10-25-2024	85,000	82,998
Navient Corp. (Financial, Diversified financial services)%%	11.50	3-15-2031	20,000	19,962
NCL Corp. Ltd. (Consumer, cyclical, Leisure time)144A	5.88	3-15-2026	170,000	152,575
NCL Corp. Ltd. (Consumer, cyclical, Leisure time)144A	5.88	2-15-2027	140,000	128,866
NCL Corp. Ltd. (Consumer, cyclical, Leisure time)144A	7.75	2-15-2029	130,000	113,463
Newell Brands, Inc. (Consumer, cyclical, Housewares)	5.20	4-1-2026	260,000	245,480
Nexstar Media, Inc. (Communications, Media)144A	5.63	7-15-2027	140,000	125,994
NextEra Energy Operating Partners LP (Utilities, Electric)144A	4.25	9-15-2024	2,000	1,890
NextEra Energy Operating Partners LP (Utilities, Electric)144A	4.50	9-15-2027	140,000	125,355
NMG Holding Co., Inc./Neiman Marcus Group LLC (Consumer, cyclical, Retail)144A	7.13	4-1-2026	310,000	289,978
NSG Holdings LLC/NSG Holdings, Inc. (Utilities, Electric)144A	7.75	12-15-2025	189,987	188,562
Oceaneering International, Inc. (Energy, Oil & gas services)	6.00	2-1-2028	275,000	252,313
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 25

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
United States(continued)
Oceaneering International, Inc. (Energy, Oil & gas services)144A	6.00%	2-1-2028	$45,000	$41,288
OneMain Finance Corp. (Financial, Diversified financial services)	5.38	11-15-2029	100,000	82,224
OneMain Finance Corp. (Financial, Diversified financial services)	7.13	3-15-2026	125,000	121,400
Oppenheimer Holdings, Inc. (Financial, Diversified financial services)	5.50	10-1-2025	300,000	285,000
Outfront Media Capital LLC/Outfront Media Capital Corp. (Communications, Advertising)144A	4.63	3-15-2030	360,000	288,900
Outfront Media Capital LLC/Outfront Media Capital Corp. (Communications, Advertising)144A	5.00	8-15-2027	75,000	66,621
Owens-Brockway Glass Container, Inc. (Industrial, Packaging & containers)144A	7.25	5-15-2031	170,000	155,550
Pattern Energy Operations LP/Pattern Energy Operations, Inc. (Utilities, Electric)144A	4.50	8-15-2028	575,000	501,215
PECF USS Intermediate Holding III Corp. (Consumer, non-cyclical, Commercial services)144A	8.00	11-15-2029	360,000	170,777
Pediatrix Medical Group, Inc. (Consumer, non-cyclical, Healthcare- services)144A	5.38	2-15-2030	130,000	112,117
PetSmart, Inc./PetSmart Finance Corp. (Consumer, cyclical, Retail)144A	4.75	2-15-2028	215,000	190,249
PetSmart, Inc./PetSmart Finance Corp. (Consumer, cyclical, Retail)144A	7.75	2-15-2029	260,000	239,367
PG&E Corp. (Utilities, Electric)	5.25	7-1-2030	785,000	687,582
PRA Group, Inc. (Financial, Diversified financial services)144A	5.00	10-1-2029	445,000	295,247
Prime Security Services Borrower LLC/Prime Finance, Inc. (Consumer, non-cyclical, Commercial services)144A	6.25	1-15-2028	175,000	162,278
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. (Financial, Diversified financial services)144A	4.00	10-15-2033	120,000	88,200
Rockies Express Pipeline LLC (Energy, Pipelines)144A	4.95	7-15-2029	65,000	57,286
Rockies Express Pipeline LLC (Energy, Pipelines)144A	6.88	4-15-2040	300,000	249,694
Sabre Global, Inc. (Consumer, non-cyclical, Commercial services)144A	8.63	6-1-2027	50,000	41,468
Sabre Global, Inc. (Consumer, non-cyclical, Commercial services)144A	11.25	12-15-2027	485,000	431,886
Scripps Escrow II, Inc. (Communications, Media)144A	5.38	1-15-2031	525,000	325,983
Scripps Escrow, Inc. (Communications, Media)144A	5.88	7-15-2027	160,000	119,600
Seagate HDD (Technology, Computers)	4.13	1-15-2031	226,000	179,066
Seagate HDD (Technology, Computers)144A	8.25	12-15-2029	35,000	35,568
Seagate HDD (Technology, Computers)144A	8.50	7-15-2031	220,000	223,864
Select Medical Corp. (Consumer, non-cyclical, Healthcare- services)144A	6.25	8-15-2026	200,000	194,524
Service Corp. International (Consumer, non-cyclical, Commercial services)	7.50	4-1-2027	10,000	10,056
Service Properties Trust (Financial, REITS)	4.35	10-1-2024	135,000	129,408
Service Properties Trust (Financial, REITS)	5.25	2-15-2026	33,000	29,514
Service Properties Trust (Financial, REITS)	7.50	9-15-2025	70,000	68,010
Sirius XM Radio, Inc. (Communications, Media)144A	4.13	7-1-2030	425,000	337,456
Southwestern Energy Co. (Energy, Oil & gas)	4.75	2-1-2032	155,000	133,298
Southwestern Energy Co. (Energy, Oil & gas)	8.38	9-15-2028	125,000	129,066
Spirit AeroSystems, Inc. (Industrial, Aerospace/defense)144A	7.50	4-15-2025	370,000	369,087
Spirit AeroSystems, Inc. (Industrial, Aerospace/defense)144A	9.38	11-30-2029	180,000	184,848
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. (Consumer, cyclical, Airlines)144A	8.00	9-20-2025	130,000	95,875
The accompanying notes are an integral part of these financial statements.
26 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
United States(continued)
SS&C Technologies, Inc. (Technology, Software)144A	5.50%	9-30-2027	$175,000	$164,198
Star Parent, Inc. (Consumer, non-cyclical, Healthcare-services)144A	9.00	10-1-2030	255,000	253,058
Starwood Property Trust, Inc. (Financial, REITS)144A	4.38	1-15-2027	250,000	214,478
Starwood Property Trust, Inc. (Financial, REITS)	4.75	3-15-2025	90,000	86,121
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (Energy, Pipelines)144A	6.00	12-31-2030	315,000	265,178
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (Energy, Pipelines)144A	6.00	9-1-2031	85,000	71,525
Taylor Morrison Communities, Inc. (Consumer, cyclical, Home builders)144A	5.13	8-1-2030	60,000	50,424
Tenet Healthcare Corp. (Consumer, non-cyclical, Healthcare-services)	4.88	1-1-2026	150,000	143,761
Tenet Healthcare Corp. (Consumer, non-cyclical, Healthcare- services)144A	6.75	5-15-2031	410,000	389,350
TerraForm Power Operating LLC (Energy, Energy-alternate sources)144A	4.75	1-15-2030	175,000	147,875
TerraForm Power Operating LLC (Energy, Energy-alternate sources)144A	5.00	1-31-2028	625,000	572,575
TK Elevator U.S. Newco, Inc. (Industrial, Machinery-diversified)144A	5.25	7-15-2027	345,000	314,104
Townsquare Media, Inc. (Communications, Media)144A	6.88	2-1-2026	455,000	420,628
TransDigm, Inc. (Industrial, Aerospace/defense)	7.50	3-15-2027	375,000	374,541
Tri Pointe Group, Inc./Tri Pointe Homes, Inc. (Consumer, cyclical, Home builders)	5.88	6-15-2024	130,000	128,696
Tri Pointe Homes, Inc. (Consumer, cyclical, Home builders)	5.70	6-15-2028	190,000	169,167
Uber Technologies, Inc. (Communications, Internet)144A	4.50	8-15-2029	380,000	335,135
Uber Technologies, Inc. (Communications, Internet)144A	8.00	11-1-2026	175,000	176,234
United Wholesale Mortgage LLC (Financial, Diversified financial services)144A	5.50	11-15-2025	100,000	95,048
United Wholesale Mortgage LLC (Financial, Diversified financial services)144A	5.50	4-15-2029	130,000	108,875
Upbound Group, Inc. (Consumer, non-cyclical, Commercial services)144A	6.38	2-15-2029	360,000	309,600
Venture Global Calcasieu Pass LLC (Energy, Pipelines)144A	6.25	1-15-2030	360,000	339,609
Venture Global LNG, Inc. (Energy, Pipelines)144A	8.38	6-1-2031	330,000	314,904
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%) (Utilities, Electric)144Aʊ±	7.00	12-15-2026	275,000	250,250
Vistra Operations Co. LLC (Utilities, Electric)144A	5.63	2-15-2027	210,000	197,613
Vistra Operations Co. LLC (Utilities, Electric)144A	7.75	10-15-2031	170,000	164,087
Werner FinCo LP/Werner FinCo, Inc. (Industrial, Hand/machine tools)144A	11.50	6-15-2028	315,000	318,065
Werner FinCo LP/Werner FinCo, Inc. (PIK at 14.50%) (Industrial, Hand/machine tools)144A¥	14.50	10-15-2028	427,244	348,204
Total corporate bonds and notes (Cost $41,394,009)				37,813,130
Loans: 1.58%
Asurion LLC (U.S. SOFR 1 Month+5.25%) (Financial, Insurance)±	10.69	1-31-2028	45,000	38,973
Asurion LLC (U.S. SOFR 1 Month+3.25%) (Financial, Insurance)±	8.69	12-23-2026	447,803	432,130
Carnival Corp. (U.S. SOFR 1 Month+3.00%) (Consumer, cyclical, Leisure time)‡±	8.34	8-8-2027	24,938	24,470
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 27

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
Loans(continued)
Clear Channel Outdoor Holdings, Inc. (U.S. SOFR 3 Month+3.50%) (Communications, Advertising)±	9.14%	8-21-2026	94,023	$90,105
Geo Group, Inc. (U.S. SOFR 1 Month+7.13%) (Consumer, non-cyclical, Commercial services)±	12.45	3-23-2027	722,718	734,462
GIP II Blue Holding LP (U.S. SOFR 1 Month+4.50%) (Energy, Pipelines)±	9.82	9-29-2028	146,395	146,368
GIP III Stetson I LP (U.S. SOFR 1 Month+4.25%) (Energy, Pipelines)±	9.57	10-5-2028	267,395	265,473
HUB International Ltd. (U.S. SOFR 3 Month+4.25%) (Financial, Insurance)±	9.66	6-20-2030	120,000	119,915
Hubbard Radio LLC (1 Month LIBOR+4.25%) (Communications, Media)±	9.69	3-28-2025	136,633	114,943
M6 ETX Holdings II MidCo LLC (U.S. SOFR 1 Month+4.50%) (Energy, Pipelines)±	9.92	9-19-2029	169,100	167,862
Mileage Plus Holdings LLC (U.S. SOFR 3 Month+5.25%) (Consumer, cyclical, Airlines)±	10.80	6-21-2027	221,250	227,675
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+4.25%) (Consumer, non-cyclical, Commercial services)±	9.92	9-1-2028	145,000	134,286
PECF USS Intermediate Holding III Corp. (U.S. SOFR 3 Month+4.25%) (Consumer, non-cyclical, Commercial services)±	9.89	12-15-2028	64,835	48,813
Resolute Investment Managers, Inc. (3 Month LIBOR+4.25%) (Financial, Diversified financial services)±	9.79	4-30-2024	164,031	101,289
Resolute Investment Managers, Inc. (U.S. SOFR 3 Month+8.00%) (Financial, Diversified financial services)‡±	13.38	4-30-2025	148,199	22,230
SkyMiles IP Ltd. (U.S. SOFR 3 Month+3.75%) (Consumer, cyclical, Airlines)±	9.17	10-20-2027	151,579	155,085
Sotheby’s (U.S. SOFR 3 Month+4.50%) (Consumer, non-cyclical, Commercial services)±	10.16	1-15-2027	174,554	168,498
Surgery Center Holdings, Inc. (U.S. SOFR 1 Month+3.75%) (Consumer, non-cyclical, Healthcare-services)±	9.20	8-31-2026	60,868	60,775
TK Elevator U.S. Newco, Inc. (6 Month LIBOR+3.50%) (Industrial, Machinery-diversified)±	9.38	7-30-2027	46,357	46,004
Total loans (Cost $3,282,341)				3,099,356

	Dividend rate	Shares
Preferred stocks: 1.34%
Brazil: 1.04%
Cia Energetica de Minas Gerais (Utilities, Electric utilities)	0.02	875,003	2,037,494
United States: 0.30%
CoBank ACB (U.S. SOFR 3 Month+1.44%) (Financials, Banks)144A±	6.85	750	581,250
Total preferred stocks (Cost $2,751,079)			2,618,744
The accompanying notes are an integral part of these financial statements.
28 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2023

	Expiration date	Shares	Value
Rights: 0.00%
Luxembourg: 0.00%
Intelsat Jackson Holdings SA Series A Contingent Value Rights (Communication services, Diversified telecommunication services)♦†	12-5-2025	637	$0
Intelsat Jackson Holdings SA Series B Contingent Value Rights (Communication services, Diversified telecommunication services)♦†	12-5-2025	637	0
Total rights (Cost $0)			0

	Interest rate	Maturity date	Principal
Yankee corporate bonds and notes: 2.90%
Canada: 0.52%
Air Canada Pass-Through Trust Series 2020-1 Class C (Consumer, cyclical, Airlines)144A	10.50%	7-15-2026	$405,000	429,806
Bombardier, Inc. (Industrial, Aerospace/defense)144A	7.13	6-15-2026	235,000	226,114
Northriver Midstream Finance LP (Energy, Pipelines)144A	5.63	2-15-2026	385,000	363,825
				1,019,745
France: 0.23%
Altice France SA (Communications, Telecommunications)144A	8.13	2-1-2027	295,000	248,675
Banijay Entertainment SASU (Consumer, cyclical, Entertainment)144A	8.13	5-1-2029	200,000	194,997
				443,672
India: 0.16%
Fly Leasing Ltd. (Industrial, Trucking & leasing)144A	7.00	10-15-2024	340,000	312,800
Ireland: 0.17%
Castlelake Aviation Finance DAC (Financial, Diversified financial services)144A	5.00	4-15-2027	385,000	339,683
Liberia: 0.48%
Royal Caribbean Cruises Ltd. (Consumer, cyclical, Leisure time)144A	5.38	7-15-2027	30,000	27,647
Royal Caribbean Cruises Ltd. (Consumer, cyclical, Leisure time)144A	5.50	4-1-2028	430,000	392,096
Royal Caribbean Cruises Ltd. (Consumer, cyclical, Leisure time)144A	9.25	1-15-2029	155,000	161,795
Royal Caribbean Cruises Ltd. (Consumer, cyclical, Leisure time)144A	11.63	8-15-2027	325,000	352,484
				934,022
Luxembourg: 0.00%
Intelsat Jackson Holdings SA (Communications, Telecommunications)♦†	5.50	8-1-2023	650,000	0
Marshall Islands: 0.10%
Navios Maritime Holdings, Inc. (Industrial, Transportation)♦‡	9.75	4-15-2024	244,225	193,048
Mexico: 0.10%
Borr IHC Ltd./Borr Finance LLC (Energy, Oil & gas)144A%%	10.00	11-15-2028	200,000	199,046
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 29

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
Netherlands: 0.21%
Sensata Technologies BV (Industrial, Electronics)144A	4.00%	4-15-2029	$160,000	$136,017
Sensata Technologies BV (Industrial, Electronics)144A	5.88	9-1-2030	170,000	155,267
Teva Pharmaceutical Finance Netherlands III BV (Consumer, non- cyclical, Pharmaceuticals)	6.75	3-1-2028	115,000	109,945
				401,229
Panama: 0.29%
Carnival Corp. (Consumer, cyclical, Leisure time)144A	4.00	8-1-2028	170,000	147,869
Carnival Corp. (Consumer, cyclical, Leisure time)144A	6.00	5-1-2029	300,000	253,439
Carnival Corp. (Consumer, cyclical, Leisure time)144A	7.00	8-15-2029	70,000	68,638
Carnival Corp. (Consumer, cyclical, Leisure time)144A	7.63	3-1-2026	95,000	92,377
				562,323
Switzerland: 0.07%
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Consumer, cyclical, Airlines)144A	9.50	6-1-2028	190,000	145,573
United Kingdom: 0.34%
Drax Finco PLC (Utilities, Electric)144A	6.63	11-1-2025	435,000	418,688
Macquarie Airfinance Holdings Ltd. (Financial, Diversified financial services)144A	8.38	5-1-2028	240,000	239,220
				657,908
United States: 0.23%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (Consumer, cyclical, Airlines)144A	5.50	4-20-2026	70,833	68,882
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (Industrial, Packaging & containers)144A	4.00	9-1-2029	150,000	112,510
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (Industrial, Packaging & containers)144A	6.00	6-15-2027	225,000	212,629
NCL Corp. Ltd. (Consumer, cyclical, Leisure time)144A	8.13	1-15-2029	60,000	58,620
				452,641
Total yankee corporate bonds and notes (Cost $5,960,294)				5,661,690

		Yield	Shares
Short-term investments: 2.55%
Investment companies: 2.55%
Allspring Government Money Market Fund Select Class♠∞##		5.29	4,982,016	4,982,016
Total short-term investments (Cost $4,982,016)				4,982,016
Total investments in securities (Cost $227,920,548)	124.47%			243,412,997
Other assets and liabilities, net	(24.47)			(47,848,029)
Total net assets	100.00%			$195,564,968

The accompanying notes are an integral part of these financial statements.
30 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2023

♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
%%	The security is purchased on a when-issued basis.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

‡	Security is valued using significant unobservable inputs.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for when-issued securities.

Abbreviations:
ADR	American depositary receipt
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$4,000,944	$63,159,508	$(62,178,436)	$0	$0	$4,982,016	4,982,016	$186,334
Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call
Dow Jones Industrial Average	Morgan Stanley Co.	(13)	$(487,500)	$375.00	12-15-2023	$(1)
Dow Jones Industrial Average	Morgan Stanley Co.	(18)	(657,000)	365.00	12-15-2023	(23)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(148)	(976,800)	66.00	11-3-2023	(17,168)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(110)	(737,000)	67.00	11-10-2023	(25,850)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(304)	(2,067,200)	68.00	11-17-2023	(15,504)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(19)	(121,600)	64.00	11-24-2023	(7,742)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(238)	(1,547,000)	65.00	12-29-2023	(73,185)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(520)	(3,952,000)	76.00	1-19-2024	(1,828)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(168)	(663,600)	39.50	11-3-2023	0
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(91)	(341,250)	37.50	11-3-2023	(455)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(175)	(665,000)	38.00	11-17-2023	(2,625)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(343)	(1,457,750)	42.50	11-17-2023	0
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(52)	(192,400)	37.00	11-17-2023	(2,444)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(978)	(3,814,200)	39.00	11-24-2023	(6,357)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(283)	(1,018,800)	36.00	12-29-2023	(43,582)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(211)	(738,500)	35.00	12-29-2023	(46,947)
Nasdaq 100 Stock Index	Morgan Stanley Co.	(1)	(1,592,500)	15,925.00	11-10-2023	(21)
Russell 2000 Index	Morgan Stanley Co.	(51)	(9,358,500)	1,835.00	11-3-2023	0
Russell 2000 Index	Morgan Stanley Co.	(43)	(7,890,500)	1,835.00	11-10-2023	(64)
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 31

Portfolio of investments—October 31, 2023

Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call (continued)
Russell 2000 Index	Morgan Stanley Co.	(1)	$(183,000)	$1,830.00	11-17-2023	$(18)
Russell 2000 Index	Morgan Stanley Co.	(46)	(9,844,000)	2,140.00	11-17-2023	0
Russell 2000 Index	Morgan Stanley Co.	(8)	(1,472,000)	1,840.00	11-17-2023	(114)
Russell 2000 Index	Morgan Stanley Co.	(31)	(5,564,500)	1,795.00	11-24-2023	(4,573)
S&P 500 Index	Morgan Stanley Co.	(3)	(1,252,500)	4,175.00	11-3-2023	(11,970)
S&P 500 Index	Morgan Stanley Co.	(5)	(2,167,500)	4,335.00	11-10-2023	(2,000)
S&P 500 Index	Morgan Stanley Co.	(8)	(3,372,000)	4,215.00	11-17-2023	(39,840)
S&P 500 Index	Morgan Stanley Co.	(17)	(7,650,000)	4,500.00	11-17-2023	(765)
S&P 500 Index	Morgan Stanley Co.	(4)	(1,594,000)	3,985.00	11-24-2023	(91,540)
S&P 500 Index	Morgan Stanley Co.	(1)	(444,000)	4,440.00	11-24-2023	(270)
S&P 500 Index	Morgan Stanley Co.	(4)	(1,730,000)	4,325.00	11-30-2023	(9,300)
S&P 500 Index	Morgan Stanley Co.	(25)	(12,375,000)	4,950.00	12-15-2023	(500)
S&P 500 Index	Morgan Stanley Co.	(13)	(6,370,000)	4,900.00	12-15-2023	(325)
S&P 500 Index	Morgan Stanley Co.	(1)	(481,500)	4,815.00	12-29-2023	(63)
S&P 500 Index	Morgan Stanley Co.	(2)	(820,000)	4,100.00	12-29-2023	(36,660)
SPDR Euro STOXX 50 ETF	Morgan Stanley Co.	(114)	(444,600)	39.00	11-17-2023	(27,132)
SPDR Euro STOXX 50 ETF	Morgan Stanley Co.	(116)	(458,200)	39.50	11-24-2023	(23,722)
						$(492,588)
The accompanying notes are an integral part of these financial statements.
32 | Allspring Global Dividend Opportunity Fund

Statement of assets and liabilities—October 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $222,938,532)	$238,430,981
Investments in affiliated securities, at value (cost $4,982,016)	4,982,016
Foreign currency, at value (cost $769)	765
Receivable for dividends and interest	1,710,060
Receivable for investments sold	92,342
Prepaid expenses and other assets	99,552
Total assets	245,315,716
Liabilities
Secured borrowing payable	47,500,000
Payable for investments purchased	869,586
Written options, at value (premiums received $1,148,767)	492,588
Payable for when-issued transactions	217,712
Advisory fee payable	177,508
Payable for Fund shares repurchased	52,129
Overdraft due to custodian bank	14,129
Administration fee payable	10,442
Trustees’ fees and expenses payable	4,417
Accrued expenses and other liabilities	412,237
Total liabilities	49,750,748
Total net assets	$195,564,968
Net assets consist of
Paid-in capital	$339,600,763
Total distributable loss	(144,035,795)
Total net assets	$195,564,968
Net asset value per share
Based on $195,564,968 divided by 43,243,393 shares issued and outstanding (unlimited number of shares authorized)	$4.52
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 33

Statement of operations—year ended October 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $504,749)	$8,934,902
Interest (net of foreign withholding taxes of $149)	3,504,137
Income from affiliated securities	186,334
Total investment income	12,625,373
Expenses
Advisory fee	2,148,027
Administration fee	126,354
Custody and accounting fees	87,161
Professional fees	150,278
Shareholder report expenses	134,549
Trustees’ fees and expenses	28,974
Transfer agent fees	39,460
Interest expense	2,660,950
Dividends on securities sold short	719,407
Other fees and expenses	14,295
Total expenses	6,109,455
Net investment income	6,515,918
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(6,050,908)
Foreign currency and foreign currency translations	(35,732)
Written options	3,154,592
Net realized losses on investments	(2,932,048)
Net change in unrealized gains (losses) on
Unaffiliated securities	12,626,998
Foreign currency and foreign currency translations	2,370
Written options	1,122,419
Net change in unrealized gains (losses) on investments	13,751,787
Net realized and unrealized gains (losses) on investments	10,819,739
Net increase in net assets resulting from operations	$17,335,657
The accompanying notes are an integral part of these financial statements.
34 | Allspring Global Dividend Opportunity Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended October 31, 2023	Year ended October 31, 2022
Operations
Net investment income	$6,515,918	$5,831,672
Net realized gains (losses) on investments	(2,932,048)	3,078,005
Net change in unrealized gains (losses) on investments	13,751,787	(49,254,431)
Net increase (decrease) in net assets resulting from operations	17,335,657	(40,344,754)
Distributions to shareholders from
Net investment income and net realized gains	(8,928,910)	(7,579,228)
Tax basis return of capital	(10,388,558)	(15,180,253)
Total distributions to shareholders	(19,317,468)	(22,759,481)
Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	65,308	56,803
Cost of shares repurchased	(105,054)	0
Net increase (decrease) from capital share transactions	(39,746)	56,803
Total decrease in net assets	(2,021,557)	(63,047,432)
Net assets
Beginning of period	197,586,525	260,633,957
End of period	$195,564,968	$197,586,525
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 35

Statement of cash flows—year ended October 31, 2023
Statement of cash flows
Cash flows from operating activities
Net increase in net assets resulting from operations	$17,335,657
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchases of long-term securities	(191,059,602)
Proceeds from the sales of long-term securities	201,415,869
Amortization, net	(198,545)
Purchases and sales of short-term securities, net	(981,072)
Proceeds from premiums received from written options	11,409,057
Payment to close written options	(9,089,098)
Decrease in receivable for investments sold	141,962
Increase in receivable for dividends and interest	(141,399)
Increase in prepaid expenses and other assets	(44,585)
Increase in payable for investments purchased	872,270
Increase in trustees’ fees and expenses payable	4,417
Increase in advisory fee payable	6,777
Increase in administration fee payable	399
Increase in accrued expenses and other liabilities	371,628
Payments on foreign currency transactions	(33,362)
Net realized losses on unaffiliated securities	6,050,908
Net realized losses on foreign currency and foreign currency translations	35,732
Net realized gains from written options	(3,154,592)
Net change in unrealized gains (losses) on unaffiliated securities	(12,626,998)
Net change in unrealized gain (losses) on foreign currency and foreign currency translations	(2,370)
Net change in unrealized gains (losses) on written options	(1,122,419)
Net cash provided by operating activities	19,190,634
Cash flows from financing activities
Due to custodian bank	14,129
Cost of shares repurchased	(52,925)
Cash distributions paid	(19,252,160)
Net cash used in financing activities	(19,290,956)
Net decrease in cash	(100,322)
Cash (including foreign currency)
Beginning of period	101,087
End of period	$765
Supplemental cash disclosure
Cash paid for dividends and interest expense on securities sold short	$3,103,842
Supplemental non-cash financing disclosure
Reinvestment of dividends	$65,308
The accompanying notes are an integral part of these financial statements.
36 | Allspring Global Dividend Opportunity Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$4.57	$6.03	$4.84	$5.87	$5.61
Net investment income	0.15 [1]	0.13	0.20 [1]	0.16	0.17
Net realized and unrealized gains (losses) on investments	0.25	(1.06)	1.51	(0.63)	0.68
Total from investment operations	0.40	(0.93)	1.71	(0.47)	0.85
Distributions to shareholders from
Net investment income	(0.21)	(0.18)	(0.26)	(0.18)	(0.20)
Tax basis return of capital	(0.24)	(0.35)	(0.26)	(0.39)	(0.40)
Total distributions to shareholders	(0.45)	(0.53)	(0.52)	(0.57)	(0.60)
Anti-dilutive effect of shares repurchased	0.00 [2]	0.00	0.00 [2]	0.01	0.01
Net asset value, end of period	$4.52	$4.57	$6.03	$4.84	$5.87
Market value, end of period	$3.84	$4.63	$5.81	$4.09	$5.55
Total return based on market value[3]	(8.16)%	(11.43)%	56.27%	(16.35)%	25.71%
Ratios to average net assets (annualized)
Expenses*	2.98%	1.86%	1.37%	1.60%	1.89%
Net investment income*	3.18%	2.52%	3.57%	3.17%	2.96%
Supplemental data
Portfolio turnover rate	97%	97%	105%	108%	109%
Net assets, end of period (000s omitted)	$195,565	$197,587	$260,634	$211,166	$257,990
Borrowings outstanding, end of period (000s omitted)	$47,500	$47,500	$47,500	$47,500	$47,500
Asset coverage per $1,000 of borrowing, end of period	$5,117	$5,160	$6,487	$5,446	$6,431

*	Ratios include dividends on securities sold short and/or interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended October 31, 2023	1.65%
Year ended October 31, 2022	0.63%
Year ended October 31, 2021	0.15%
Year ended October 31, 2020	0.38%
Year ended October 31, 2019	0.57%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]
Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 37

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2023, such fair value pricing was used in pricing certain foreign securities.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from
38 | Allspring Global Dividend Opportunity Fund

Notes to financial statements
changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis.  Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased.  If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Allspring Global Dividend Opportunity Fund | 39

Notes to financial statements
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Under a managed distribution plan, the Fund pays quarterly distributions to shareholders at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. The quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute long-term capital gains and/or return of capital, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2023, the aggregate cost of all investments for federal income tax purposes was $229,780,519 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$31,616,657
Gross unrealized losses	(18,476,767)
Net unrealized gains	$13,139,890
As of October 31, 2023, the Fund had capital loss carryforwards which consist of $148,097,152 in short-term capital losses and $9,065,525 in long-term capital losses.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
40 | Allspring Global Dividend Opportunity Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$0	$1,556,034	$0	$1,556,034
Brazil	2,393,865	0	0	2,393,865
Canada	4,873,844	0	0	4,873,844
China	0	3,534,676	0	3,534,676
France	0	7,977,976	0	7,977,976
Germany	0	1,673,427	0	1,673,427
Hong Kong	0	1,750,252	0	1,750,252
Ireland	2,545,644	0	0	2,545,644
Japan	0	10,840,765	0	10,840,765
Luxembourg	0	0	0	0
Netherlands	0	6,669,999	0	6,669,999
South Korea	0	4,411,737	0	4,411,737
Spain	0	2,096,266	0	2,096,266
Switzerland	1,657,905	2,656,080	0	4,313,985
Taiwan	1,555,047	0	0	1,555,047
United Kingdom	0	12,537,949	0	12,537,949
United States	120,506,595	0	0	120,506,595
Corporate bonds and notes	0	37,813,130	0	37,813,130
Loans	0	3,052,656	46,700	3,099,356
Preferred stocks
Brazil	2,037,494	0	0	2,037,494
United States	0	581,250	0	581,250
Rights
Luxembourg	0	0	0	0
Yankee corporate bonds and notes	0	5,468,642	193,048	5,661,690
Short-term investments
Investment companies	4,982,016	0	0	4,982,016
Total assets	$140,552,410	$102,620,839	$239,748	$243,412,997
Liabilities
Written options	$490,537	$2,051	$0	$492,588
Total liabilities	$490,537	$2,051	$0	$492,588
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At October 31, 2023, the Fund had no material transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.85% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
Allspring Global Dividend Opportunity Fund | 41

Notes to financial statements
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended October 31, 2023.
5.
CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value.  For the years ended October 31, 2023 and October 31, 2022, the Fund issued 14,291 and 13,179 shares, respectively, pursuant to the Fund’s Automatic Dividend Reinvestment Plan. See “Automatic dividend reinvestment plan”.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended October 31, 2023, the Fund repurchased 27,566 of its shares on the open market at a total cost of $105,054 (weighted average price per share of $3.80). The weighted average discount of these repurchased shares was 15.65%. For the year ended October 31, 2022, the Fund did not repurchase any of its shares under the open-market share repurchase program.
6.
BORROWINGS
The Fund has borrowed $47,500,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $47,500,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at October 31, 2023 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the year ended October 31, 2023, the Fund had average borrowings outstanding of $47,500,000 at an average interest rate of 5.60% and recorded interest in the amount of $2,660,950, which represents 1.65% of its average daily net assets.
7.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2023 were $241,508,391 and $250,052,546, respectively.
8.
DERIVATIVE TRANSACTIONS
During the year ended October 31, 2023, the Fund entered into written options for income generation and hedging purposes. The Fund had an average of 6,343 written option contracts during year ended October 31, 2023.
For certain types of derivative transactions, the Fund  has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund  to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund  under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the
42 | Allspring Global Dividend Opportunity Fund

Notes to financial statements
applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Morgan Stanley Co.	$492,588	$0	$(492,588)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
9.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:
	Year ended October 31
	2023	2022
Ordinary income	$8,928,910	$7,579,228
Tax basis return of capital	10,388,558	15,180,253
As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Capital loss carryforward
$13,127,041	$(157,162,677)
10.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11.SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, on November 15, 2023, the Fund declared a distribution of $0.10675 per share payable on January 2, 2024 to common shareholders of record on December 12, 2023. This distribution is not reflected in the accompanying financial statements.
Allspring Global Dividend Opportunity Fund | 43

Report of independent registered public accounting firm
To the Shareholders and Board of Trustees
Allspring Global Dividend Opportunity Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Global Dividend Opportunity Fund (the Fund), including the portfolio of investments, as of October 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 27, 2023
44 | Allspring Global Dividend Opportunity Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 26% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $5,906,736 of income dividends paid during the fiscal year ended October 31, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended October 31, 2023, $1,784,889 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
Recent amendments to the Fund’s by-laws
On December 19, 2023, the Board of Trustees of the Fund approved the adoption of Amended and Restated By-Laws of the Fund (the “By-Laws”).  The By-Laws, among other things, contain modified procedural and informational requirements in connection with any advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a Trustee nomination, the nominee. Any shareholder considering making a Trustee nomination or other proposal should carefully review and comply with those provisions of the By-Laws. Furthermore, in determining whether a particular nominee is qualified to serve as a Trustee, the Board has an interest in the nominee’s background, skills, experience and other attributes in light of the composition of the Board. The By-Laws now include qualifications and requirements for Trustee eligibility. Additionally, the By-Laws have changed the voting standard required for election as a Trustee. The By-Laws now provide that the affirmative vote of a majority of shares outstanding and entitled to vote in an election is required to elect a Trustee. The new voting standard will apply to all future elections of Trustees. The foregoing discussion is only a high-level summary of certain aspects of the By-Laws and is qualified in its entirety by reference to the By-Laws. Shareholders should refer to the By-Laws for more information, which can be found in a Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission (available at www.sec.gov).
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.

Allspring Global Dividend Opportunity Fund | 45

Other information (unaudited)
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

46 | Allspring Global Dividend Opportunity Fund

Other information (unaudited)
Board of trustees and officers
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2026 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2010
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A

Allspring Global Dividend Opportunity Fund | 47

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Non-Interested Trustees to serve until 2025 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

48 | Allspring Global Dividend Opportunity Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Global Dividend Opportunity Fund | 49

Other information (unaudited)
Board consideration of investment advisory and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of the Allspring Global Dividend Opportunity Fund (the “Fund”) must determine annually whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The investment advisory agreement with Allspring Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, managed distribution program, and distribution rates, as well as shareholder relations activities.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

50 | Allspring Global Dividend Opportunity Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans and their approaches to data privacy and cybersecurity. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Allspring Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Allspring Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups. The Board noted that the investment performance of the Fund was higher than the average investment performance of the Custom Peer Group for the one-, three-, and five-year periods under review, and lower than the average investment performance of the Custom Peer Group for the ten-year period. The Board also noted that the investment performance of the Fund was in range of its benchmark index, the Global Dividend Opportunity Blended Index, which is a custom index used by the Board to help it assess the Fund’s relative performance, for the one-year period, but lower than the index for all other periods under review.
The Board noted that it had approved a change in the sub-advisory arrangements and principal investment strategy for the Fund, which was implemented on or about October 15, 2019, and that the investment performance of the Fund for the longer time periods covered did not reflect the investment performance of the Fund’s revised sub-advisory arrangement or principal investment strategy. The Board noted that it would continue to review the Fund’s investment performance going forward to monitor implementation of the Fund’s revised sub-advisory arrangement and principal investment strategy.
The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Allspring Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising Broadridge expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was higher than the median net operating expense ratios of the Expense Groups. The Board noted that two funds in the Expense Groups use little leverage, and that if such peer funds were excluded from the Expense Groups, the Fund’s expense ratio, including leverage costs, is below the median net operating expense ratios of the Expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Allspring Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rates for its Expense Groups.
The Board also received and considered information about the portion of the total advisory fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were reasonable.

Allspring Global Dividend Opportunity Fund | 51

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services, the difficulties of calculating economies of scale on an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate, which was reduced in 2019. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

52 | Allspring Global Dividend Opportunity Fund

Automatic dividend reinvestment plan
Automatic dividend reinvestment plan
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Global Dividend Opportunity Fund | 53

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-11012023-tblcomdr 12-23
AR142 10-23

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Global Dividend Opportunity Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Global Dividend Opportunity Fund has determined that that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2023	Fiscal year ended October 31, 2022
Audit fees	$59,260	$57,810
Audit-related fees	—	—
Tax fees (1)	$6,290	$6,105
All other fees	—	—

	$65,550	$63,195

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e)(1) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the Allspring Global Dividend Opportunity Fund; (2) non-audit tax or compliance consulting or training services provided to the Allspring Global Dividend Opportunity Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Allspring Global Dividend Opportunity Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Allspring Global Dividend Opportunity Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth

Jane A. Freeman

Isaiah Harris, Jr.

David F. Larcker

Olivia S. Mitchell

Timothy J. Penny

James G. Polisson

Pamela Wheelock

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Global Dividend Opportunity Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

EFFECTIVE March 2023

The Allspring Global Dividend Opportunity Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests. The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Allspring Funds Management. Allspring Funds Management utilizes the Allspring Global Investments Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

Allspring Global Investments (Allspring) Stewardship

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures

In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) set out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Allspring Funds Management, LLC (“Allspring Funds Management”) this includes, among others, Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Global Dividend Opportunity Fund, Allspring Income Opportunities Fund, Allspring Multi-Sector Income Fund, Allspring Utilities and High Income Fund (the “Trusts”). It also includes Allspring (Lux) Worldwide Fund and Allspring Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, Allspring also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Funds, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring’s other clients. Not all clients delegate proxy voting authority to Allspring. Allspring will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring).

Luxembourg Products

Allspring Global Investments Luxembourg S.A. (“Allspring Luxembourg”) has delegated the portfolio management of the Luxembourg Funds it manages to Allspring and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Allspring (Lux) Worldwide Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of Allspring Luxembourg. Responsibility for exercising voting rights has also been delegated to Allspring with respect to the Allspring Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested. Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administration

Allspring’s Stewardship Team (“Stewardship”) administers the proxy voting process. The Stewardship Team is part of the Allspring Sustainability Team. Stewardship is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. Stewardship monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. Stewardship, in conjunction with the Allspring Proxy Governance Committee, reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor

Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions.

Proxy Committee

Allspring Proxy Governance Committee

The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent.

Proxy Voting Due Diligence Working Group

Among other delegated matters, the proxy voting Due Diligence Working Group (‘DDWG’) in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Allspring’s Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions

The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

Membership

Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member’s position on the Allspring Proxy Governance Committee will automatically terminate.

Voting Procedures

Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1.

First, any voting items related to Allspring “Top-of-House” voting principles (as described below under the heading “Allspring Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring’s Top-of-House voting principles.[2]

2.

Second, any voting items for meetings deemed of “high importance”[3] (e.g., proxy contests, mergers and acquisitions,) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance ~~-~~Committee) for case-by-case review and vote determination.

3.	Third, with respect to any voting items where ISS Sustainability Voting Guidelines[4] provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.	Stewardship[5] evaluates the matter for materiality and any other relevant considerations.

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[2]

The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

[3]	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations.
[4]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

[5]	The Allspring Stewardship Team is part of the Sustainability Team, led by Henrietta Pacquement who reports into the Allspring Chief Investment Officer(s).

b.

If Stewardship recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination.

c.	If Stewardship does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4.	Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.[6]

Commitment to the Principles of Responsible Investment

As a signatory to the Principles for Responsible Investment, Allspring has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion

In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input

The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision.

Consistent Voting

The Allspring Proxy Policy and Procedures is consistently applied on the same matter when securities of an issuer are held by multiple client accounts unless there are 1) special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines) or 2) the expressed views of different portfolio management teams and Fund sub-advisers is different on particular proposals. In the latter case, the Proxy Governance Committee will work with the investment teams to gauge whether alignment can be achieved.

[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

Governance and Oversight

Allspring Top-of-House Proxy Voting Principles/Guidelines.

The following reflects Allspring’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests.

•

We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking

Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest

We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring may have other relationships with the issuer of the proxy (e.g. the issuer may be a corporate pension fund client of Allspring). This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1.	Instructing ISS to vote in accordance with its recommendation;

2.	Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3.	Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4.	Engaging an independent fiduciary who will direct the vote on such matter,

5.	Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6.	Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7.	Voting in other ways that are consistent with Allspring’s obligation to vote in the best interests of its clients.

Finally, Allspring is a privately-owned company and one of our owners is GTCR which owns other companies as well known as Affiliates. The Allspring Regulatory Compliance team maintains the GTCR Affiliates list and publishes an updated list quarterly. Since the Affiliates may issue publicly traded stock and hold regular proxy meetings, Allspring manages this potential conflict of interest by defaulting all proxy voting in the affiliates to the ISS recommendations. Allspring has no influence attributed to the decisions or the voting elections.

Vendor Oversight

The Stewardship Team monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.

Other Provisions

Policy Review and Ad Hoc Meetings

The Allspring Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Head of Stewardship, any member of the Allspring Proxy Governance Committee, or Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Stewardship, Investment Analytics, Legal and Compliance.

Records Retention

The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring);

•	Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years.

Compliance with Regional Regulations and Client Delegation Arrangements

U.S. Regulation

These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for Allspring’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation

These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Luxembourg and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II). Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures

A summary of the proxy voting policy and procedures are disclosed on Allspring’s website.

In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results

Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspring-global.com to request a record of proxies voted on their behalf.

Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

Approved by the Allspring Proxy Governance Committee: March 2023

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS (as of October 31, 2023)

Justin Carr, CFA

Justin Carr is a portfolio manager for the Systematic Edge Equity team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Before WFAM, Justin served as an analyst for Evergreen Investments. He began his investment industry career in 2000. Justin earned a bachelor’s degree in business administration from the University of Vermont and a master’s degree in financial mathematics from Worcester Polytechnic Institute. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Harindra de Silva, CFA, Ph.D., CFA

Harindra (Harin) de Silva is portfolio manager and co-head of Systematic Research for the Systematic Edge team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Before WFAM, Harin was a principal at Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors, including investment managers, large pension funds, and endowments. He focuses on the ongoing research effort for equity and factor-based asset allocation strategies. Harin earned a bachelor’s degree in mechanical engineering from the University of Manchester Institute of Science and Technology, a master’s degree in business administration with an emphasis in finance, a master’s degree in econometrics from the University of Rochester, and a Ph.D. in finance from the University of California, Irvine. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Vince Fioramonti, CFA

Vince Fioramonti is a portfolio manager for the Systematic Edge Equity team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Before WFAM, Vince served as a partner at Alpha Equity Management, LLC, where he managed the firm’s international equity strategies and was responsible for its technology infrastructure. Before that, he worked with ING and its predecessor Aetna organizations as the lead portfolio manager for the Aetna International Fund. Vince began his investment industry career in 1988 with Travelers Investment Management. He earned a bachelor’s degree in finance from the University of Dayton and a master’s degree in business administration from the University of Rochester. Vince earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Chris Lee, CFA

Senior Portfolio Manager, Plus Fixed Income - Chris Lee is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He also served as head of high-yield trading for the WFAM U.S. High Yield Fixed Income team. Prior to this, he served as a managing director, co-portfolio manager, and head of trading for Silver Lake Credit. Preceding this, he was a senior analyst and portfolio manager for the U.S. High Yield team at WFAM. Earlier in his career, Chris served as a senior research analyst with Wells Fargo’s Proprietary Investment Group. He began his investment industry career in 2001. Chris earned a bachelor’s degree in political science from University of California, Irvine, where he graduated magna cum laude. He also earned a master’s degree in business administration from the Graduate School of Management at the University of California, Davis. Chris is a graduate of Wells Fargo’s Credit Management Training Program. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Megan Miller, CFA

Megan Miller is the head of Systematic Options for the Systematic Edge Options team at Allspring Global Investments. She is responsible for portfolio and risk management for numerous derivatives-based investment strategies and oversees portfolio management for all of the firm’s options-based strategies. Megan also leads the team’s option strategy research, focusing on topics such as volatility forecasting and expected return models, and engages with product teams and institutional clients in the design of nonlinear investment solutions. She joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Megan began her investment industry career in 2005. She earned a bachelor’s degree in applied mathematics from the University of California, Los Angeles, and a master’s degree in business administration with an emphasis in finance from the University of California, Berkeley. Megan has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Michael Schueller, CFA

Senior Portfolio Manager, Plus Fixed Income - Michael (Mike) Schueller is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He joined WFAM as a senior investment research analyst from Strong Capital Management, where he held a similar position. Mike rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, Wisconsin. Before that, he served as associate counsel for Strong’s legal department. Prior to this, Mike practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., in Milwaukee, specializing in corporate reorganizations, mergers, and acquisitions. He began his investment industry career in 1998. Mike earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies (including the Fund) and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent fiscal year ended October 31, 2023.

Justin P. Carr

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	6	3	23
Total assets of above accounts (millions)	$1,428.42	$416.89	$656.78

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0.00	$0.00	$78.60

Harindra de Silva

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	15	14	8
Total assets of above accounts (millions)	$3,597.98	$754.51	$1,671.98

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles		Other Accounts
Number of above accounts	0	1	*	0
Total assets of above accounts (millions)	$0.00	$31.66		$0.00

*	accounts within a pooled fund that do pay a performance-based fee

Vince Fioramonti

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	1	14
Total assets of above accounts (millions)	$835.14	$74.86	$173.79

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Chris Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	4	24
Total assets of above accounts (millions)	$3,107.41	$207.96	$305.44

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0.00	$0.00	$140.62

Megan Miller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	3	2	3
Total assets of above accounts (millions)	$412.34	$126.57	$23.06

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Michael J. Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	14	5	25
Total assets of above accounts (millions)	$9,747.90	$313.30	$306.34

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0.00	$0.00	$140.62

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Allspring Investments

Allspring Global Investments, LLC (“Allspring Investments”) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Allspring Investments

The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her total compensation. In addition, Portfolio Managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Investments’ investment incentive program plays an important role in aligning the interests of its Portfolio Managers, investment team members, clients, and shareholders. Incentive awards for Portfolio Managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3 and 5 year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

Once determined, incentives are awarded to Portfolio Managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of its Portfolio Managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring Investments is a subsidiary) is owned by employees, including Portfolio Managers.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2023:

Justin P. Carr	None
Harindra de Silva	None
Vince Fioramonti	$50,001 and $100,000
Chris Lee	$50,001 and $100,000
Megan Miller	None
Michael J. Schueller	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2022 to 11/30/2022	0	0	0	4,324,349
12/1/2022 to 12/31/2022	0	0	0	4,324,349
1/1/2023 to 1/31/2023	0	0	0	2,162,833
2/1/2023 to 2/28/2023	0	0	0	2,162,833
3/1/2023 to 3/31/2023	0	0	0	2,162,833
4/1/2023 to 4/30/2023	0	0	0	2,162,833
5/1/2023 to 5/31/2023	0	0	0	2,162,833
6/1/2023 to 6/30/2023	0	0	0	2,162,833
7/1/2023 to 7/31/2023	0	0	0	2,162,833
8/1/2023 to 8/31/2023	0	0	0	2,162,833
9/1/2023 to 9/30/2023	0	0	0	2,162,833
10/1/2023 to 10/31/2023	27,566	3.80	27,566	2,135,267
Total	27,566	3.80	27,566	2,135,267

On November 16, 2022, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2023 and ending on December 31, 2023. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Global Dividend Opportunity Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Global Dividend Opportunity Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date: December 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Global Dividend Opportunity Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date: December 27, 2023

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: December 27, 2023